UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

LIBERTY OILFIELD SERVICES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)Title of each class of securities to which transaction applies:

2)Aggregate number of securities to which transaction applies:

3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)Proposed maximum aggregate value of transaction:

5)Total fee paid:

☐Fee paid previously with preliminary materials.

☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)Amount Previously Paid:

2)Form, Schedule or Registration Statement No.:

3)Filing Party:

4)Date Filed:

ANNUAL MEETING OF STOCKHOLDERS OF

LIBERTY OILFIELD SERVICES INC.

Tuesday, April 23, 2019

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21952

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20830304000000001000 9	042319

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1,
"FOR" PROPOSALS 2 AND 3, AND FOR "ONE YEAR" FOR PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors:

☐		NOMINEES:
	FOR ALL NOMINEES	Christopher A. Wright
William F. Kimble
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Cary D. Steinbeck
N. John Lancaster, Jr.
Brett Staffieri
☐	FOR ALL EXCEPT (See instructions below)	Peter A. Dea
Ken Babcock
Jesal Shah

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers.	☐	☐	☐
	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
4.	Approval, on an advisory basis, of the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. ☐	☐	☐	☐

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

IMPORTANT NOTICE

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE LIBERTY OILFIELD SERVICES INC. THE EXPENSE OF ADDITIONAL SOLICITATION.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

LIBERTY OILFIELD SERVICES INC.

To Be Held On:

April 23, 2019 at 9:00 a.m.
at The Renaissance Denver City Center Hotel
918 17th Street, Denver, Colorado 80202

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 12, 2019.

Please visit http://www.astproxyportal.com/ast/21952/, where the following materials are available for viewing:

	●	Notice of Annual Meeting of Stockholders
	●	Proxy Statement
	●	Form of Electronic Proxy Card
	●	Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Please call (303) 502-5221 to obtain directions to the meeting location.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the proxy materials and to obtain the toll free number to call.

MAIL: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

PROPOSAL 1:  Election of Directors:

NOMINEES:         Christopher A. Wright

William F. Kimble

Cary D. Steinbeck

N. John Lancaster, Jr.

Brett Staffieri

Peter A. Dea

Ken Babcock

Jesal Shah

Please note that you cannot use this notice to vote by mail.

PROPOSAL 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

PROPOSAL 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

PROPOSAL 4: Approval, on an advisory basis, of the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

The Board of Directors recommends that you vote “FOR” the nominees listed in Proposal 1, “FOR” Proposals 2 and 3, and for “ONE YEAR” for Proposal 4.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 23, 2019

LIBERTY OILFIELD SERVICES INC.	Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 25, 2019
Date: April 23, 2019 Time: 9:00 AM MDT
	Location:	The Renaissance Denver City Center Hotel 918 17th Street Denver, Colorado 80202

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

0000403086_1  R1.0.1.18

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. AR & 10K Combined

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 09, 2019 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.	Internal Use Only

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

0000403086_2   R1.0.1.18

Voting items
The Board of Directors recommends that you
vote FOR the following:

1.	Election of Directors

	Nominees

01	Christopher A. Wright	02	William F. Kimble	03	Cary D. Steinbeck	04	N. John Lancaster, Jr.	05	Brett Staffieri
06	Peter A. Dea	07	Ken Babcock	08	Jesal Shah

The Board of Directors recommends you vote FOR the following proposal(s):

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

3.	Approval, on an advisory basis, of the compensation of the Company's named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4.	Approval, on an advisory basis, of the frequency of future advisory votes to approve the compensation of the Company's named executive officers.

NOTE:	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

0000403086_3    R1.0.1.18

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job #
Envelope #
Sequence #
# of # Sequence #

0000403086_4    R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for Liberty Oilfield Services Inc.

Shareholder Meeting to be held on
April 23, 2019
For Holders as of February 25, 2019

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials go to:
www.proxypush.com/

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

CONTROL NUMBER

For a convenient way to view proxy materials
and VOTE go to www.proxypush.com/

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s shareholder meeting, you must make this request on or before April 12, 2019.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/	(866) 648-8133	paper@investorelections.com
When requesting via the internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Liberty Oilfield Services Inc.
Meeting Information

Meeting Materials:    Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Meeting Type:    Annual Meeting of Shareholders

Date:	Tuesday, April 23, 2019

Time:	09:00 AM, Local Time

Place:	The Renaissance Denver City Center Hotel 918 17th Street, Denver, Colorado 80202

Vote in Person: Please review meeting materials for meeting attendance requirements and directions to the meeting.

SEE REVERSE FOR FULL AGENDA

Copyright © 2019 Mediant Communications Inc. All Rights Reserved

Liberty Oilfield Services Inc.

Annual Meeting of Shareholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL(S) 1, 2, 3.

The board recommends that an advisory vote on the compensation for named executive officers be held every 1 Year.

1. Election of Directors

1.01 Christopher A. Wright

1.02 William F. Kimble

1.03 Cary D. Steinbeck

1.04 N. John Lancaster, Jr.

1.05 Brett Staffieri

1.06 Peter A. Dea

1.07 Ken Babcock

1.08 Jesal Shah

2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

4. Approval, on an advisory basis, of the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.